EXHIBIT 10-5

ASSIGNMENT OF SALE AGREEMENT

THIS ASSIGNMENT OF SALE AGREEMENT is made this 31st day of October, 2012, by and between TNP ACQUISITIONS, LLC, a Delaware limited liability company (“Assignor”), and TNP SRT LAHAINA GATEWAY, LLC, a Delaware limited liability company (“Assignee”).

W I T N E S S E T H:

THAT, for and in consideration of the sum of ten dollars ($10.00) cash in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign to Assignee all of Assignor’s rights, title, and interest in, to, and under that certain Sale Agreement (the “Agreement”) dated June 14, 2012, as amended, by and between Central Pacific Bank, a Hawaii corporation as sellers, and Assignor, as purchaser, in connection with the acquisition of the property described in the Agreement.

Assignee, as evidenced by its signature hereto, agrees to assume and perform the obligations of Assignor under the Agreement.

[SIGNATURES FOLLOW]

WITNESS the following signatures:

ASSIGNOR:	TNP ACQUISITIONS, LLC,
a Delaware limited liability company

	By:	Thompson National Properties, LLC Its Sole Member

		By:	/s/ Stephen Corea
		Name:	Stephen Corea
		Its:	SVP Acquisitions

ASSIGNEE:	TNP SRT LAHAINA GATEWAY, LLC,
a Delaware limited liability company

	By:	TNP SRT Lahaina Gateway Mezz, LLC, a Delaware limited liability company Its Sole Member

By:	TNP SRT Lahaina Gateway Mezz Holdings, LLC, a Delaware limited liability company Its Sole Member

By:	TNP SRT Lahaina Gateway Holdings, LLC,
a Delaware limited liability company, its Sole Member

By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership its Sole Member

By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

By:	/s/ Dee Balch
Name:	Dee Balch
Its:	CFO

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